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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934 DATE OF
                    REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JANUARY 4, 2002


                                ----------------


                        GRANITE BROADCASTING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                       0-19728                 13-3458782
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


                          767 THIRD AVENUE, 34TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 826-2530
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                                 Not Applicable.

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                                 Not Applicable.

                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                                 Not Applicable.

              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                                 Not Applicable.

                              ITEM 5. OTHER EVENTS


         Granite Broadcasting Corporation's solicitation of consents to amend the indenture governing its 9 3/8% Senior Subordinated Notes due December 1, 2005 terminated at 5:00 p.m., New York City time, on January 4, 2002. The consent solicitation expired without all of the conditions set forth in the Consent Solicitation Statement having been satisfied.


                 ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

                                 Not Applicable.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                                 Not Applicable.

                        ITEM 8. CHANGE IN FINANCIAL YEAR

                                 Not Applicable.

                        ITEM 9. REGULATION FD DISCLOSURE

                                 Not Applicable.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GRANITE BROADCASTING CORPORATION



Dated:  January 7, 2002             By: /s/ Lawrence I. Wills
                                        ----------------------------------------
                                        Lawrence I. Wills
                                        Senior Vice President


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